FEDERATED GNMA TRUST

Institutional Shares
Supplement to Prospectus dated March 31, 2007

Please delete the Prospectus section entitled "Who Manages the Fund?" and replace it with the following:

WHO MANAGES THE FUND?


The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 148 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $237 billion in assets as of December 31, 2006. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately
1,243 employees. Federated provides investment products to nearly 5,500 investment professionals and institutions.



                                           September 25, 2007




Cusip  314184102



37300  (9/07)







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